Paradigm
Capital Management, Inc.

Paradigm Value Fund (PVFAX)

First Quarter Commentary 2010

The Paradigm Value Fund (PVFAX) appreciated 9.08% in the first quarter of 2010, compared to a 10.02% increase in the benchmark Russell 2000 Value index.

The Consumer Discretionary sector was the fund's strongest sector in the quarter, appreciating 28.56%, compared to 19.54% for the benchmark sector. Drivers of performance for the sector included Career Education Corp. and Phillips-Van Heusen Corp.

The Information Technology sector was the second-largest contributor to return in the quarter. The portfolio sector appreciated 11.17%, compared to 8.73% for the benchmark sector. Vishay Intertechnology and Spectrum Control were the fund's top contributing holdings in the sector.

The Financials sector was the Fund's largest relative detractor in the quarter. PVFAX was significantly underweight financials (17.53% versus 34.30% for the benchmark), and we continue to avoid the many banks that drove the benchmark sector performance in the quarter. As a result the portfolio sector appreciated 6.62%, compared to 12.09% for the benchmark sector. We remain concerned about the large amount of commercial debt facing regional banks, and feel that valuations are out of sync with near-term upside potential.

Paradigm Value Fund (PVFAX)

Benchmark:
Russell 2000 Value

Assets:
$168 million

MORNINGSTAR ★★★★★™

Performance Summary

Fund Inception: 1/1/03		Average Annualized Total Return as of 3/31/10		
Morningstar Category: Small Blend	Q1 2010	1 Year	5 Year	Since Inception
Paradigm Value Fund	9.08%	57.75%	7.12%	16.45%
Russell 2000® Value Index	10.02%	65.07%	2.75%	9.76%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1 (877) 59-Funds.

Purchases

Fund purchases this quarter have been in a variety of industries. Two of them, White Electronic Design and LaBranche & Co., are classic special situations. The remainder are companies that should benefit from an improving economy, were attractively priced at purchase, and have specific features that we believe make them attractive over the course of the economic cycle.

Avatar Holdings Inc. Avatar is a small Florida real estate company that sells for a substantial discount to a realistic assessment of book value. The company has a $250M market value, and holds $100M of net cash. Avatar is in the process of opportunistically buying distressed assets with its excess cash, and has been able to find deals at what appears to be very attractive valuations.

Brightpoint Inc. Brightpoint is the largest cell phone distributor in the country. We took a position in the stock after the company announced it was buying back 15% of its shares from a private equity fund that had been its largest shareholder—and a source of selling pressure throughout the year. We aquired Brightpoint for 9.4X consenus forward EPS. It paid down a substantial amount of debt during the financial crisis last year, and stands to benefit this year from what we believe to be increased demand for higher-end smart phones.

Chart Industries Inc. Chart manufactures metal gas cylinders and equipment for liquid natural gas storage and transmission. Shares had been hit hard by the financial crisis, yet business prospects in Asia appear to be relatively good. The company also recently purchased Covidien's medical cylinder business, and we expect the acquisition will be highly accretive.

Eastman Kodak Eastman Kodak was repositioning its consumer and graphics businesses to higher-growth digital markets, and managing its film business for cash flow. In addition, the company was pursuing an intellectual property licensing strategy based on its powerful IP portfolio. After our initial investment was completed, the company announced it would receive close to $900 million in IP payments from LG Electronics and Samsung Electronics, equating to approximately 70% of the company's market capitalization.

FTI Consulting Inc. FTI missed expectations last quarter and shares sold off significantly. We believe the business advisory company should benefit from an increase in restructuring activity as monetary stimulus comes back in line with historic parameters. FTI also does substantial consulting work for healthy companies, and should see business grow if a more prosperous economy takes hold.

infoGROUP Inc. infoGroup provides sales leads, mailing lists and databases to millions of small businesses and most Fortune 1000 corporations. We acquired shares at 10X earnings. New management led the company through a successful restructuring during the downturn. We believe that increased business spending on sales and marketing will drive higher demand for infoGroup's products and drive higher margins and earnings.

The commentary represents the opinion of Jason Ronovech and Jonathan Vyorst as of 3/31/10 and is subject to change based on market and other conditions. The Paradigm Value Fund may hold certain of the securities mentioned in the article, but may not currently hold or continue to hold the securities. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security. This reprint is not authorized for distribution unless accompanied or preceded by a prospectus. Investors should consider risks, charges and expenses carefully, which are detailed in our prospectus. Please read our prospectus carefully before investing. For further information about the Paradigm Value Fund please visit www.paradigmcapital.com or call (800) 239-0732.